          Semi-Annual Report

        --------------------
        Premier Limited Term
           Massachusetts
          Municipal Fund
        --------------------


         December 31, 1995

              [LION]

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Premier Limited Term Massachusetts Municipal Fund. For its semi-annual reporting period ended December 31, 1995, your Fund produced total returns of 5.14%, 5.17%, 4.88% and 5.27% for Class A, Class B, Class C and Class R shares, respectively.* During this 6-month period, the Fund paid the following income dividends, which were exempt from Federal and Commonwealth of Massachusetts personal income taxes:** approximately $.270 per share for Class A shares, producing an annualized distribution rate per share of 4.24%; approximately $.244 per share for Class B shares, producing an annualized distribution rate per share of 3.94%; approximately $.240 per share for Class C shares, producing an annualized distribution rate per share of 3.88%; and approximately $.285 per share for Class R shares, producing an annualized distribution rate per share of 4.61%.***

The Economy

    Evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other; all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November -- the increase in the Consumer Price Index was flat for the first time in 4-1/2 years -- and the generally slow rate of economic growth. As it did in July, the Federal
Reserve left unchanged the discount rate -- the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession.

Market Environment/Portfolio Activity

    The rally in the bond market extended through the fourth quarter of 1995 resulting in some of the best returns in recent years. The yield on the benchmark 30-year Treasury fell below 6%, a decline of over 175 basis points for the full year. Demand for tax-exempt securities slowed during the fourth quarter, due to concerns about the ramifications of potential tax reform legislation. Consequently, municipal bonds underperformed taxable fixed-income securities during the last six months of 1995.
    The Fund's portfolio continued to emphasize premium coupon, high quality issues during the period. The weighted average maturity of the Fund's portfolio was extended slightly over the reporting period in seeking to take advantage of the declining interest rate environment. The average maturity of the Fund's portfolio was 8.49 years on December 31, 1995, up from its 7.50 year average maturity on June 30, 1995 at the beginning of the reporting period.
    Economic recovery continued in Massachusetts during 1995. The construction and service sectors showed solid gains in employment. The state budget is expected to be in balance for 1995 after having had a surplus in 1994. Property valuations have stabilized after declining throughout the recession years. The state will be under pressure to control expenses arising from additional capital projects that include the Third Harbor/Central Artery Project, a possible convention center/stadium, and additional prisons and schools. Furthermore, the health care sector, one of the largest employers in the state, continues to be affected by Federal cuts in health care spending (primarily Medicare and Medicaid). We believe that overall, the credit outlook for Massachusetts is favorable, reflecting the continued improvement in the state's financial condition.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                   Very truly yours,




                                   Kristin Lindquist
                                   Portfolio Manager
January 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.

** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, C and R shares.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Investments                         December 31, 1995 (Unaudited)

                                                                                            Principal
Long-Term Municipal Investments--98.3%                                                        Amount          Value
----------------------------------------------------------------------------               -----------     -----------
Massachusetts--82.9%
Amherst, GO 6%, 1/15/2003...................................................               $   200,000     $   217,620
Barnstable, GO 6.50%, 9/15/2004.............................................                 1,025,000       1,161,427
Boston Water and Sewer Commission, Revenue:
    9.25%, 1/1/2011.........................................................                   100,000         139,246
    Crossover, Refunding 7.875%, 11/1/2013 (Prerefunded 11/1/1996) (a)......                   450,000         473,977
Cambridge:
    GO 6.60%, 6/15/2000.....................................................                   675,000         743,871
    Municipal Purpose Loan:
      5.70%, 11/1/1998......................................................                   160,000         171,186
      6.90%, 11/1/2000......................................................                   150,000         167,022
      6.70%, 11/1/2001......................................................                   500,000         536,340
Dedham-Westwood Water And Sewer Commission, Revenue
    6.40%, 12/1/2005 (Prerefunded 12/1/1996) (a)............................                   500,000         522,150
Easton Municipal Purpose Loan 6%, 9/15/2006.................................                   105,000         113,581
Franklin, GO 6.25%, 11/15/2005 (Insured; MBIA)..............................                   430,000         481,256
Massachusetts, Refunding:
    5.40%, 11/1/2006........................................................                 1,000,000       1,048,020
    6.50%, 8/1/2008.........................................................                   500,000         569,670
Massachusetts Bay Transportation Authority, Refunding 5.90%, 3/1/2004.......                   550,000         595,677
Massachusetts Consolidated Loan:
    7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000) (a)..................                   500,000         566,320
    7.625%, 6/1/2008 (Prerefunded 6/1/2001) (a).............................                   400,000         471,328
    7.375%, 12/1/2008 (Prerefunded 12/1/1998) (a)...........................                   250,000         277,863
    6.875%, 7/1/2010 (Prerefunded 7/1/2001) (a).............................                 2,400,000       2,745,720
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Beth Israel Hospital) 7.80%, 7/1/2014..................................                   500,000         543,710
    (Dana-Carter Cancer Institute) 5.55%, 12/1/2003.........................                   400,000         424,428
    (Harvard University):
      6.20%, 12/1/2001......................................................                 1,000,000       1,105,790
      6.50%, 11/1/2004......................................................                   700,000         800,296
    (Lahey Clinic) 7.625%, 7/1/2018 (Prerefunded 7/1/1998) (a)..............                 1,000,000       1,104,980
    (Malden Hospital Project) 9.50%, 8/1/2008...............................                    35,000          35,131
    (Massachusetts Institute of Technology):
      4.80%, 7/1/2005.......................................................                   575,000         585,770
      4.90%, 7/1/2006.......................................................                   460,000         466,458
    (Northeastern University) 6.80%, 10/1/1999 (Insured; AMBAC).............                 1,000,000       1,094,840
    (Salem University) 8.15%, 7/1/2014 (Prerefunded 7/1/1999) (a)...........                   750,000         862,590
    (South Shore Hospital):
      7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000) (a).............                   350,000         403,550
      7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000) (a).............                   500,000         576,500
    (Wenworth Institute of Technology):
      7.15%, 4/1/2000 (Insured; AMBAC)......................................                   225,000         251,064
      7.40%, 4/1/2010 (Insured; AMBAC, Prerefunded 4/1/2000) (a)............                   220,000         251,304
    (Youville Hospital) 9.10%, 8/1/2015 (Insured; FHA, Prerefunded 2/1/1996) (a)               170,000         174,211

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             December 31, 1995 (Unaudited)

                                                                                            Principal
Long-Term Municipal Investments (continued)                                                   Amount          Value
----------------------------------------------------------------------------               -----------     -----------
Massachusetts (continued)
Massachusetts Housing Finance Agency, SFHR 7.90%, 12/1/2001.................               $   145,000     $   148,400
Massachusetts Industrial Finance Agency, Revenue:
    (Brooks School):
      5.70%, 7/1/2006.......................................................                   260,000         273,234
      5.75%, 7/1/2007.......................................................                   275,000         287,911
      5.80%, 7/1/2008.......................................................                   290,000         302,479
      5.85%, 7/1/2009.......................................................                   305,000         318,094
    (Milton Academy) 4.90%, 9/1/2004 (Insured; MBIA)........................                   300,000         305,820
    (Refunding--Museum of Science):
      4.70%, 11/1/2004 (Insured; CGIC)......................................                   435,000         433,730
      4.80%, 11/1/2005 (Insured; CGIC)......................................                   700,000         697,788
    (Springfield College Project) 7.80%, 10/1/2009
      (LOC; Fleet Bank of Massachusetts) (b)................................                 1,100,000       1,270,665
Massachusetts Municipal Wholesale Electric Co.,
    Power Supply System Revenue, Refunding 5%, 7/1/2004 (Insured; AMBAC)....                   500,000         537,810
Massachusetts, Port Authority Revenue 7%, 7/1/2000 (Insured; FGIC)..........                 1,000,000       1,110,390
Massachusetts, Special Obligation Revenue 5.80%, 6/1/2000...................                   880,000         934,613
Massachusetts Water Pollution, Water Pollution Abatement Revenue
    (Pooled Loan Program):
      4.85%, 8/1/2003.......................................................                   600,000         608,724
      6.125%, 2/1/2007......................................................                   625,000         690,719
Massachusetts Water Resource Authority:
    6.90%, 4/1/1997.........................................................                   725,000         753,970
    Refunding 5.875%, 11/1/2004.............................................                   500,000         540,650
Rockport, GO 6.90%, 12/15/2007..............................................                 1,000,000       1,110,510
Southeastern University Building Authority, Revenue, Refunding
    5.75%, 5/1/2016 (Insured; AMBAC)........................................                 1,250,000       1,286,100
Springfield, School Project Loan 6.10%, 9/1/2002 (Insured; AMBAC)...........                   600,000         657,474
Whitman, GO:
    7.75%, 6/1/2007 (Prerefunded 6/1/1998) (a)..............................                   180,000         199,827
    7.75%, 6/1/2008 (Prerefunded 6/1/1998) (a)..............................                   250,000         277,537
Worchester, GO 6.25%, 7/1/2010 (Insured; MBIA)..............................                   755,000         848,703
Yarmouth, GO 8.60%, 10/1/2000...............................................                   100,000         118,056

U.S. Related--15.4%
Guam, Government, Limited Obligation Highway, Refunding
    6%, 5/1/2003 (Insured; CGIC)............................................                   750,000         818,377
Commonwealth of Puerto Rico, GO, Refunding:
    6.50%, 7/1/2003 (Insured; MBIA).........................................                   550,000         623,337
    6.25%, 7/1/2011 (Insured; MBIA).........................................                 1,050,000       1,192,264
Commonwealth of Puerto Rico, Public Improvement
    6.70%, 7/1/1998 (Insured; FGIC).........................................                   400,000         426,536
Puerto Rico Electric Power Authority, Power Revenue
    6.50%, 7/1/2006 (Insured; MBIA).........................................                 1,000,000       1,146,550

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             December 31, 1995 (Unaudited)

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount          Value
----------------------------------------------------------------------------               -----------     -----------
U.S. Related (continued)
Puerto Rico Public Building Authority, Revenue 6.75%, 7/1/2005 (Insured; AMBAC)            $ 1,000,000     $ 1,164,460
University of Puerto Rico, University Revenue 6.25%, 6/1/2005...............                   750,000         845,258
                                                                                                           -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $37,741,293)....................                               $39,612,882
                                                                                                           -----------
                                                                                                           -----------
Short-Term Municipal Investments--1.7%
------------------------------------------------------------------------------
Massachusetts;
Holyoke, PCR, Refunding (Holyoke Water Power Project) VRDN 4.65% (c)........               $   100,000     $   100,000
Massachusetts, VRDN 5.90% (c)...............................................                   300,000         300,000
Massachusetts Health and Educational Authority, VRDN:
    (Harvard University) 4.75% (c)..........................................                   100,000         100,000
    (Massachusetts Institute of Technology) 4.55% (c).......................                   100,000         100,000
Massachusetts Industrial Development Finance Agency
    (Wellesley College) VRDN 4.75% (c)......................................                   100,000         100,000
                                                                                                           -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $700,000)......................                               $   700,000
                                                                                                           -----------
TOTAL MUNICIPAL INVESTMENTS (cost $38,441,293)..............................                               $40,312,882
                                                                                                           -----------
                                                                                                           -----------


Summary of Abbreviations
--------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation      LOC         Letter of Credit
CGIC          Capital Guaranty Insurance Corporation             MBIA        Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                             Insurance Corporation
FHA           Federal Housing Administration                     PCR         Pollution Control Revenue
FSA           Financial Security Assurance                       SFHR        Single Family Housing Revenue
GO            General Obligation                                 VRDN        Variable Rate Demand Notes


Summary of Combined Ratings
-----------------------------------------------------------------------------------------------------------------
Fitch (d)              or          Moody's             or         Standard & Poor's         Percentage of Value
---------                          ---------                      --------------------    -----------------------
AAA                                Aaa                            AAA                               65.5%
AA                                 Aa                             AA                                12.6
A                                  A                              A                                 20.2
F1                                 MIG1, VMIG1 & P1               SP1, A1                            1.7
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ------
                                                                                                   ------

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Fitch currently provides creditworthiness information for a limited number of investments.

                      See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities              December 31, 1995 (Unaudited)

ASSETS:
    Investments in securities, at value (cost $38,441,293)--see Statement
      of Investments.........................................................                                $40,312,882
    Interest receivable......................................................                                    756,076
                                                                                                             -----------
                                                                                                              41,068,958
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a)................................                 $16,897
    Due to Distributor--Note 2(b)............................................                   3,613
    Cash overdraft due to custodian..........................................                  17,040
    Trustees' fees payable--Note 2(c)........................................                   3,126             40,676
                                                                                              -------        -----------
NET ASSETS...................................................................                                $41,028,282
                                                                                                             -----------
REPRESENTED BY:
    Paid-in capital..........................................................                                $39,145,192
    Accumulated distributions in excess of investment income-net.............                                     (4,772)
    Accumulated undistributed net realized gain on investments...............                                     16,273
    Accumulated gross unrealized appreciation on investments.................                                  1,871,589
                                                                                                             -----------
NET ASSETS at value..........................................................                                $41,028,282
                                                                                                             -----------
                                                                                                             -----------
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest
      ($17,015,997 / 1,390,741 shares of Beneficial Interest outstanding)....                                     $12.24
                                                                                                                  ------
                                                                                                                  ------
    Class B Shares
      unlimited number of shares of Beneficial Interest
      ($10,200 / 832 shares of Beneficial Interest outstanding)..............                                     $12.26
                                                                                                                  ------
                                                                                                                  ------
    Class C Shares
      unlimited number of shares of Beneficial Interest
      ($18,111 / 1,480 shares of Beneficial Interest outstanding)............                                     $12.24
                                                                                                                  ------
                                                                                                                  ------
    Class R Shares
      unlimited number of shares of Beneficial Interest
      ($23,983,974 / 1,960,269 shares of Beneficial Interest outstanding)....                                     $12.24
                                                                                                                  ------
                                                                                                                  ------


                     See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Operations         six months ended December 31, 1995 (Unaudited)

INVESTMENT INCOME:
    Interest Income..........................................................                                $  984,478
    Expenses:
      Investment management fee--Note 2(a)...................................                 $  93,570
      Distribution fee--Note 2(b)............................................                    20,998
      Trustees' fees and expenses--Note 2(c).................................                     1,910
      Service fee--Note 2(b).................................................                        28
                                                                                              ---------
          Total Expenses.....................................................                                   116,506
                                                                                                             ----------
          INVESTMENT INCOME--NET.............................................                                   867,972
                                                                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 3:
    Net realized gain on investments.........................................                 $  67,543
    Net realized (loss) on financial futures.................................                   (22,075)
                                                                                              ---------
      Net Realized Gain......................................................                                    45,468
    Net unrealized appreciation on investments...............................                                 1,019,823
                                                                                                             ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                 1,065,291
                                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                                $1,933,263
                                                                                                             ----------
                                                                                                             ----------


                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                      Six Months Ended    Year Ended
                                                                                     December 31, 1995      June 30,
                                                                                        (Unaudited)          1995*
                                                                                        -----------       -----------
OPERATIONS:
    Investment income--net...............................................               $   867,972       $ 1,668,665
    Net realized gain on investments.....................................                    45,468            28,732
    Net unrealized appreciation on investments for the period............                 1,019,823           610,550
                                                                                        -----------       -----------
        Net Increase In Net Assets Resulting From Operations.............                 1,933,263         2,307,947
                                                                                        -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income--net:
      Class A Shares.....................................................                  (371,993)         (856,242)
      Class B Shares.....................................................                       (66)            --
      Class C Shares.....................................................                      (369)             (149)
      Class R Shares.....................................................                  (501,872)         (812,274)
    From net realized gain on investments:
      Class A Shares.....................................................                   (23,631)          (54,707)
      Class B Shares.....................................................                       (14)             --
      Class C Shares.....................................................                       (26)             --
      Class R Shares.....................................................                   (32,293)          (49,756)
                                                                                        -----------       -----------
        Total Dividends..................................................                  (930,264)       (1,773,128)
                                                                                        -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                 1,108,816         3,717,270
      Class B Shares.....................................................                    10,000                15
      Class C Shares.....................................................                     --               18,015
      Class R Shares.....................................................                 4,417,197         8,491,325
    Dividends reinvested:
      Class A Shares.....................................................                   303,803           714,238
      Class B Shares.....................................................                        81             --
      Class C Shares.....................................................                       354               151
      Class R Shares.....................................................                   229,887           324,993
    Cost of shares redeemed:
      Class A Shares.....................................................                (1,340,925)       (9,400,166)
      Class B Shares.....................................................                     --                --
      Class C Shares.....................................................                    (1,005)            --
      Class R Shares.....................................................                  (921,641)       (5,138,820)
        Increase (Decrease) In Net Assets From Beneficial Interest
          Transactions...................................................                 3,806,567        (1,272,979)
                                                                                        -----------       -----------
          Total Increase (Decrease) In Net Assets........................                 4,809,566          (738,160)

NET ASSETS:
    Beginning of period..................................................                36,218,716        36,956,876
                                                                                        -----------       -----------
    End of period [including distributions in excess of investment
      income-net; ($4,772) on December 31, 1995].........................               $41,028,282       $36,218,716
                                                                                        -----------       -----------
                                                                                        -----------       -----------

--------------
(*) On October 17, 1994, Investor shares and Trust shares were redesignated Class A shares and Class R shares, respectively. The
    Fund commenced selling Class B and C shares on December 28, 1994.


                    See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                  Shares
                                                     ------------------------------------------------------------------
                                                                  Class A                           Class B
                                                     -------------------------------     ------------------------------
                                                     Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                     December 31, 1995     June 30,      December 31,1995      June 30,
                                                        (Unaudited)          1995           (Unaudited)          1995
                                                     -----------------    ----------     ----------------    ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                    91,385          316,736               825                1
    Shares issued for dividends reinvested                  25,049           61,078                 6             --
    Shares redeemed.....................                  (110,814)        (804,575)             --               --
                                                          --------         ---------          -------         --------
      Net Increase (Decrease) In
        Shares Outstanding..............                     5,620         (426,761)              831                1
                                                          --------         ---------          -------         --------
                                                          --------         ---------          -------         --------
                                                                                  Shares
                                                     ------------------------------------------------------------------
                                                                  Class A                           Class B
                                                     -------------------------------     ------------------------------
                                                     Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                     December 31, 1995     June 30,      December 31,1995      June 30,
                                                        (Unaudited)          1995           (Unaudited)          1995
                                                     -----------------    ----------     ----------------    ----------
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold.........................                       --             1,521           363,514          725,392
    Shares issued for dividends reinvested                      29               12            18,950           27,778
    Shares redeemed.....................                       (82)            --             (75,879)        (434,867)
                                                          --------         ---------          -------         --------
      Net Increase (Decrease) In
        Shares Outstanding..............                       (53)           1,533           306,585          318,303
                                                          --------         ---------          -------         --------
                                                          --------         ---------          -------         --------




                         See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Financial Highlights


    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                         Class A Shares
                                         ------------------------------------------------------------------------------
                                         Six Months Ended                       Year Ended June 30,
                                         December 31, 1995 ------------------------------------------------------------
PER SHARE DATA:                             (Unaudited)    1995(1)(2)   1994(1)(2)     1993(1)       1992         1991
                                         ----------------- ----------   ----------     -------      ------       ------
    Net asset value, beginning
      of period.....................          $11.91         $11.74       $12.38       $11.83       $11.23       $11.09
                                              ------         ------       ------       ------       ------       ------
    Investment Operations:
    Investment income-net(3)........             .27            .55          .54          .64          .73          .73
    Net realized and unrealized
      gain (loss) on investments....             .35            .20         (.36)         .55          .60          .14
                                              ------         ------       ------       ------       ------       ------
      Total from Investment
          Operations................             .62            .75          .18         1.19         1.33          .87
                                              ------         ------       ------       ------       ------       ------
    Distributions:
    Dividends from investment
      income-net....................            (.27)          (.54)        (.54)        (.64)        (.73)        (.73)
    Dividends from net realized gain
      on investments................            (.02)          (.04)        (.28)          --           --           --
                                              ------         ------       ------       ------       ------       ------
      Total Distributions...........            (.29)          (.58)        (.82)        (.64)        (.73)        (.73)
                                              ------         ------       ------       ------       ------       ------
    Net asset value, end of period..          $12.24         $11.91       $11.74       $12.38       $11.83       $11.23
                                              ------         ------       ------       ------       ------       ------
                                              ------         ------       ------       ------       ------       ------
TOTAL INVESTMENT RETURN(4)..........           10.20%(5)       6.60%        1.38%       10.27%       12.21%        8.13%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets....................             .75%(5)        .75%         .76%(7)      .75%(7)      .76%         .88%
    Ratio of net investment income
      to average net assets.........            4.39%(5)       4.65%        4.40%        5.30%        6.34%        6.59%
    Portfolio Turnover Rate.........           14.49%(6)      25.00%       19.00%       60.00%       23.00%       41.00%
    Net Assets, end of period
      (000's Omitted)...............         $17,016        $16,501      $21,276      $20,106      $20,513      $16,337

-------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor shares were redesignated Class A. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail share outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were $.53 and $.62, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Not annualized.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were .89% and .92%, respectively.


                      See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                     Class B Shares                   Class C Shares
                                                                   -----------------         ----------------------------------
                                                                    Six Months Ended         Six Months Ended      Period Ended
                                                                   December 31, 1995         December 31, 1995        June 30,
PER SHARE DATA:                                                      (Unaudited)(1)             (Unaudited)           1995(2)
                                                                   -----------------         -----------------     ------------
    Net asset value, beginning of period..............                    $11.91                  $11.91              $11.45
                                                                          ------                  ------              ------
    Investment Operations:
    Investment income--net............................                       .24                     .24                 .26
    Net realized and unrealized gain on investments...                       .37                     .35                  45
                                                                          ------                  ------              ------
      Total from Investment Operations................                       .61                     .59                 .71
                                                                          ------                  ------              ------
    Distributions:
    Dividends from investment income-net..............                      (.24)                   (.24)               (.25)
    Dividends from net realized gain on investments...                      (.02)                   (.02)                --
                                                                          ------                  ------              ------
      Total Distributions.............................                      (.26)                   (.26)               (.25)
                                                                          ------                  ------              ------
                                                                          ------                  ------              ------
    Net asset value, end of period....................                    $12.26                  $12.24              $11.91
                                                                          ------                  ------              ------
                                                                          ------                  ------              ------

TOTAL INVESTMENT RETURN(3)............................                     10.26%(4)                9.68%(4)            6.24%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                      1.25%(4)                1.25%(4)            1.25%(4)
    Ratio of net investment income to average net assets                    3.57%(4)                3.90%(4)            4.15%(4)
    Portfolio Turnover Rate...........................                     14.49%(5)               14.49%(5)           25.00%(5)
    Net Assets, end of period (000's Omitted).........                       $10                     $18                 $18

-------------------
(1)  The Fund commenced selling Class B shares on December 28, 1994.
(2)  The Fund commenced selling Class C shares on December 28, 1994.
(3)  Exclusive of sales load.
(4)  Annualized.
(5)  Not annualized.


                        See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Class R shares
                                                      --------------------------------------------------------------
                                                      Six Months Ended    Year Ended     Year Ended     Period Ended
                                                      December 31, 1995    June 30,        June 30,        June 30,
PER SHARE DATA:                                         (Unaudited)       1995(1)(2)      1994(1)(2)        1993(1)
                                                      -----------------   ----------     -----------    ------------
    Net asset value, beginning of period.......            $11.91          $11.74           $12.38          $12.08
                                                           ------          ------           ------          ------
    Investment Operations:
    Investment income-net......................               .28             .57              .55(3)          .25(3)
    Net realized and unrealized gain (loss)
      on investments...........................               .35             .21             (.35)            .29
                                                           ------          ------           ------          ------
      Total from Investment Operations.........               .63             .78              .20             .54
                                                           ------          ------           ------          ------
    Distributions:
    Dividends from investment income-net.......              (.28)           (.57)            (.56)           (.24)
    Dividends from net realized
      gain on investments......................              (.02)           (.04)            (.28)             --
                                                           ------          ------           ------          ------
      Total Distributions......................              (.30)           (.61)            (.84)           (.24)
                                                           ------          ------           ------          ------
    Net asset value, end of period.............            $12.24          $11.91           $11.74          $12.38
                                                           ------          ------           ------          ------
                                                           ------          ------           ------          ------
TOTAL INVESTMENT RETURN(4).....................             10.45%(5)        6.87%            1.53%(6)        4.53%(6)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                   .50%(5)         .50%(5)          .62%(7)         .65%(5)(7)
    Ratio of net investment income to
      average net assets.......................              4.65%(5)        4.90%(5)         4.54%           4.84%(5)
    Portfolio Turnover Rate....................             14.49%(6)       25.00%           19.00%          60.00%
    Net Assets, end of period (000's Omitted)..           $23,984         $19,700          $15,681          $9,411

-------------------
(1) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Not annualized.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were .75% and .87%, respectively.


                    See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

          The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term Massachusetts Municipal Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
          The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
          Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
          (a) Portfolio Valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

earned from settlement date and recognized on the accrual basis.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. TheFund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1995, there were no financial futures contracts outstanding.
          (d) Concentration of Risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
          (e) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
          (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

          (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
          (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the six months ended December 31, 1995, the service fee for Class B and Class C shares was $5 and $23, respectively. For the six months ended December 31, 1995, the distribution fee for Class A, Class B, and Class C shares was $20,942, $9 and $47, respectively.
          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
          (c) Trustee' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended December 31, 1995, amounted to $7,840,609 and $5,307,374, respectively.
          At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Limited Term Massachusetts
Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                          LTMASA9512